UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): May 30, 2023

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On May 30, 2023, FOXO Technologies Inc. (the “Company”) issued a press release with respect to the voting results of the Company’s 2023 Annual Meeting of Stockholders held on May 26, 2023 and the consummation of: (i) the Company’s issuer tender offer to all holders of the Company’s warrants to purchase one share of Class A Common Stock per warrant at an exercise price per share of $6.21, subject to adjustment (the “Assumed Warrants”), to receive 4.83 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), in exchange for each Assumed Warrant tendered pursuant to the terms and subject to the conditions set forth in the Company’s issuer tender offer statement on Schedule TO and the related exhibits included therein originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 27, 2023, and amended by Amendment No. 1 on May 5, 2023 and Amendment No. 2 on May 30, 2023, and (ii) its issuer tender offer to all holders of the Company’s 15% Senior Promissory Notes (the “PIK Notes”) that were issued to accredited investors in a private placement pursuant to a Senior Promissory Note Purchase Agreement, dated September 20, 2022, between the Company and each purchaser thereof (the “PIK Note Purchase Agreement”), to receive 1.25 shares of Class A Common Stock for every $1.00 of the Original Principal Amount (as defined in the PIK Notes) of such holder’s PIK Notes, in exchange for the consent by such holder of PIK Notes to amendments to the PIK Note Purchase Agreement, pursuant to the terms and subject to the conditions set forth in the Company’s issuer tender offer statement on Schedule TO and the related exhibits included therein originally filed with the SEC on April 27, 2023, and amended by Amendment No. 1 on May 5, 2023 and Amendment No. 2 on May 30, 2023.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated May 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

By:	/s/ Tyler Danielson
	Name:	Tyler Danielson
	Title:	Interim Chief Executive Officer

Date: May 30, 2023

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